BLACKROCK FUNDSSM

BlackRock Multifactor USA Index Fund

BlackRock Multifactor International Index Fund

BlackRock Min Vol USA Index Fund

BlackRock Min Vol EAFE Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Summary Prospectus of the Funds, dated November 28, 2016

Effective immediately, the following change is made to each Fund’s Summary Prospectus:

The section entitled “Investment Manager” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

Shareholders should retain this Supplement for future reference.

SPRO-BETAIND-0617SUP